As filed with the Securities and Exchange Commission on June 29, 2010
Registration No. 333-166280

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Amendment No. 2
to
Form S-4
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
_____________________

General Maritime Corporation
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	66-071-6485	4400
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)	(Primary Standard Industrial Classification Code Number)

299 Park Avenue
New York, New York  10171
(212) 763-5600
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

John P. Tavlarios
President
299 Park Avenue
New York, New York  10171
(212) 763-5600
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With Copies to:
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York  10036
Attention:  Thomas E. Molner, Esq.
(212) 715-9100
_____________________
Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.
If the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, please check the following box.  ☐
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☒	Accelerated filer ☐
Non-accelerated filer (Do not check if a smaller reporting company) ☐	Smaller reporting company ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in concluding this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer) ☐
Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer) ☐

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

(Exact name of Additional Registrant as Specified in its Charter)(1)	(State or Other Jurisdiction of Incorporation)	I.R.S. Employer Identification Number
General Maritime Subsidiary Corporation	Marshall Islands	06-1597083
General Maritime Management LLC	Marshall Islands	98-0385293
General Maritime (Portugal) LLC	Marshall Islands	N/A
General Maritime (Portugal) Limitada	Portugal	N/A
General Maritime Crewing Pte. Ltd.	Singapore	N/A
Limited “General Maritime Crewing” (Russia Corporation)	Russia	N/A
GMR Agamemnon LLC	Liberia	98-0395170
GMR Ajax LLC	Liberia	98-0395169
GMR Alexandra LLC	Marshall Islands	98-0385176
GMR Argus LLC	Marshall Islands	98-0395206
GMR Chartering LLC	New York	83-0467351
GMR Constantine LLC	Liberia	98-0395161
GMR Daphne LLC	Marshall Islands	98-0588044
GMR Defiance LLC	Liberia	98-0425179
GMR Elektra LLC	Marshall Islands	98-0588046
GMR George T LLC	Marshall Islands	98-0550184
GMR Gulf LLC	Marshall Islands	98-0395216
GMR Harriet G. LLC	Liberia	98-0486381
GMR Hope LLC	Marshall Islands	98-0395218
GMR Horn LLC	Marshall Islands	98-0395220
GMR Kara G LLC	Liberia	98-0513241
GMR Minotaur LLC	Liberia	98-0395188
GMR Orion LLC	Marshall Islands	98-0395227
GMR Phoenix LLC	Marshall Islands	98-0395229
GMR Princess LLC	Liberia	98-0395231
GMR Progress LLC	Liberia	98-0395232
GMR Revenge LLC	Liberia	98-0425180
GMR St. Nikolas LLC	Marshall Islands	98-0555133
GMR Spyridon LLC	Marshall Islands	98-0395238
GMR Strength LLC	Liberia	98-0425181
Arlington Tankers Ltd.	Bermuda	98-0604955
Vision Ltd.	Bermuda	98-0471654
Victory Ltd.	Bermuda	98-0471655
Companion Ltd.	Bermuda	98-0471656
Compatriot Ltd.	Bermuda	98-0471657
Concord Ltd.	Bermuda	98-0471658
Consul Ltd.	Bermuda	98-0471659
Concept Ltd.	Bermuda	98-0481425
Contest Ltd.	Bermuda	98-0481426
General Maritime Subsidiary II Corporation	Marshall Islands	98-0666034
GMR Atlas LLC	Marshall Islands	98-0666042
GMR Hercules LLC	Marshall Islands	98-0666039
GMR Maniate LLC	Marshall Islands	98-0666040
GMR Poseidon LLC	Marshall Islands	98-0666041
GMR Spartiate LLC	Marshall Islands	98-0666037
GMR Ulysses LLC	Marshall Islands	98-0666035
GMR Zeus LLC	Marshall Islands	98-0666038

(1) The address and telephone number of the principal executive offices of each of the additional registrants listed above are the same as those of General Maritime Corporation.

Explanatory Note

The purpose of this Amendment No. 2 is to amend the exhibit index included in the Registration Statement on Form S-4 (File No. 333-166280) initially filed with the Securities and Exchange Commission on April 23, 2010 and amended on May 11, 2010 (the "Form S-4") and to re-file Exhibits 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, 23.1, 23.2, 23.3, 23.4, 23.5, 23.6 and 23.7 to the Form S-4.

This Amendment No. 2 is also being filed for the purpose of adding General Maritime Subsidiary II Corporation, GMR Atlas LLC, GMR Hercules LLC, GMR Maniate LLC, GMR Poseidon LLC, GMR Spartiate LLC, GMR Ulysses LLC and GMR Zeus LLC as additional registrants.

Accordingly, this Amendment No. 2 consists only of this explanatory note and revised versions of the following parts of the Form S-4: the facing page, the table of additional registrants, Part II, the signatures and the exhibit index. This Amendment No. 2 does not contain a copy of the prospectus that was included in the Form S-4, and is not intended to amend or delete any part of the prospectus.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20—Indemnification of Directors and Officers

Under the BCA, for actions not by or in the right of a Marshall Islands corporation, the corporation may indemnify any person who was or is a party to any threatened or pending action or proceeding by reason of the fact that such person is or was a director or officer of the corporation against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful.

In addition, under the BCA, in actions brought by or in right of a Marshall Islands corporation, any agent who is or is threatened to be made party can be indemnified for expenses (including attorney’s fees) actually and reasonably incurred in connection with the defense or settlement of the action if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, provided that indemnification is not permitted with respect to any claims in which such person has been found liable for negligence or misconduct with respect to the corporation unless the appropriate court determines that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity.

We will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of us) by reason of the fact that such person is or was a director or officer of ours, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to our best interests, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such person’s conduct was unlawful.

We will also indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of us to procure judgment in our favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of (or in a similar capacity in respect of) another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney’s fees) actually and reasonably incurred by such person or in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to our best interests and except that no indemnification will be made in respect of any claim, issue or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of such person’s duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

In addition, Marshall Islands corporations may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation against any liability asserted against him and incurred by him in his capacity as a director or officer whether or not the corporation would have the power to indemnify him against such liability under the provisions of the BCA.  We currently have liability insurance to provide our directors, officers and managers with insurance coverage for losses arising from claims based on breaches of duty, negligence, errors and other wrongful acts.

It is currently unclear as a matter of law what impact these provisions will have regarding securities law violations.  The Commission takes the position that indemnification of directors, officers and controlling persons against liabilities arising under the Securities Act is against public policy as expressed in the Securities Act and therefore is unenforceable.

Item 21—Exhibits and Financial Statement Schedules

(a) Exhibits:

Exhibit Number	Description of Exhibit
3.1
Amended and Restated Articles of Incorporation of General Maritime Corporation (formerly Galileo Holding Corporation) (incorporated by reference to General Maritime Corporation’s Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2008).

3.2	By-Laws of General Maritime Corporation (incorporated by reference to General Maritime Corporation’s Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2008).

4.1
Indenture, dated as of November 12, 2009, by and among General Maritime Corporation, the Subsidiary Guarantors parties thereto and The Bank of New Mellon, as Trustee (incorporated by reference to General Maritime Corporation’s Report on Form 8-K filed with the Securities and Exchange Commission on November 12, 2009).

4.2
Registration Rights Agreement, dated November 12, 2009, by and among General Maritime, the Subsidiary Guarantors parties thereto and J.P. Morgan Securities Inc., Goldman, Sachs & Co., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, DnB NOR Markets, Inc., Jefferies & Company, Inc., RBS Securities Inc. and UBS Securities LLC (incorporated by reference to General Maritime Corporation’s Report on Form 8-K filed with the Securities and Exchange Commission on November 12, 2009).

4.3	Form of 12% Series A Senior Notes due 2017 (included as Exhibit A to the Indenture filed as Exhibit 4.1).

4.4	Form of 12% Series B Senior Note due 2017 (included as Exhibit B to the Indenture filed as Exhibit 4.1).

*5.1	Opinion of Kramer Levin Naftalis & Frankel LLP, U.S. counsel to General Maritime Corporation.

*5.2	Opinion of Reeder & Simpson P.C., Marshall Islands counsel to General Maritime Corporation.

*5.3	Opinion of Allen & Gledhill LLP, Singapore law counsel to General Maritime Corporation.

*5.4	Opinion of Albuquerque & Associados, Portugal counsel to General Maritime Corporation.

*5.5	Opinion of Goltsblat BLP, Russia counsel to General Maritime Corporation.

Exhibit Number	Description of Exhibit
*5.6	Opinion of Conyers Dill & Pearman, Special Bermuda counsel to General Maritime Corporation.

*5.7	Opinion of George E. Henries, Esq., Liberia counsel to General Maritime Corporation.

10.1
Purchase Agreement, dated November 6, 2009, by and among General Maritime Corporation, the Subsidiary Guarantors parties thereto, and J.P. Morgan Securities Inc., as representative of the several Initial Purchasers named in Schedule I thereto (incorporated by reference to General Maritime Corporation’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2010).

**12.1	Calculation of Ratio of Earnings to Fixed Charges.

*23.1	Consent of Kramer Levin Naftalis & Frankel LLP (contained in Exhibit 5.1).

*23.2	Consent of Reeder & Simpson P.C. (contained in Exhibit 5.2).

*23.3	Consent of Allen & Gledhill LLP (contained in Exhibit 5.3).

*23.4	Consent of Albuquerque & Associados (contained in Exhibit 5.4).

*23.5	Consent of Goltsblat BLP (contained in Exhibit 5.5).

*23.6	Consent of Conyers Dill & Pearman (contained in Exhibit 5.6).

*23.7	Consent of George E. Henries, Esq. (contained in Exhibit 5.7).

**23.8	Consent of Deloitte & Touche, LLP.

**24.1	Power of Attorney of Peter C. Georgiopoulos.

**24.2	Power of Attorney of John P. Tavlarios.

**24.3	Power of Attorney of Jeffrey D. Pribor.

**24.4	Power of Attorney of William J. Crabtree.

**24.5	Power of Attorney of Dr. E. Grant Gibbons.

**24.6	Power of Attorney of Rex W. Harrington.

**24.7	Power of Attorney of George J. Konomos.

**24.8	Power of Attorney of Peter S. Shaerf.

**24.9	Power of Attorney of John C. Georgiopoulos.

**24.10	Power of Attorney of Peter Bell.

**24.11	Power of Attorney of Milton H. Gonzales.

**24.12	Power of Attorney of Brian Kerr.

**24.13	Power of Attorney of Gennadiy V. Liventsov.

Exhibit Number	Description of Exhibit
**24.14	Power of Attorney of Rui Jorge Pais Pereira (General Maritime Management (Portugal), LLC).

**24.15	Power of Attorney of Rui Jorge Pais Pereira (General Maritime Management (Portugal), LDA).

**25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon.

**99.1	Form of Letter of Transmittal relating to the 12% Series A Senior Notes due 2017.

**99.2	Form of Letter to DTC Participants Regarding the Exchange Offer.

**99.3	Form of Letter to Beneficial Holders Regarding the Exchange Offer.

**99.4	Form of Instructions to DTC Participant from Beneficial Owner.

**99.5	Form of Exchange Agent Agreement.

_____________
* Filed herewith.
** Previously filed.

Item 22—Undertakings

(a) The undersigned Registrants hereby undertake:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective Registration Statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of a Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) The undersigned Registrants hereby undertake as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the undersigned undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(d) The undersigned Registrants undertake that every prospectus (i) that is filed pursuant to paragraph (c) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(e) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 20 above, or otherwise, the Registrants have been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(f) The undersigned Registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(g) The undersigned Registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 29, 2010.

GENERAL MARITIME CORPORATION

By:	/s/ Jeffrey D. Pribor
Jeffrey D. Pribor, Executive Vice President and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

*	Chairman of the Board and Director	June 29, 2010
Peter C. Georgiopoulos

*	President and Director	June 29, 2010
John P. Tavlarios	(Principal Executive Officer)

/s/ Jeffrey D. Pribor	Chief Financial Officer and Executive Vice President	June 29, 2010
Jeffrey D. Pribor	(Principal Financial and Accounting Officer)

*	Director	June 29, 2010
William J. Crabtree

*	Director	June 29, 2010
Dr. E. Grant Gibbons

*	Director	June 29, 2010
Rex W. Harrington

*	Director	June 29, 2010
George J. Konomos

*	Director	June 29, 2010
Peter S. Shaerf

* By:	/s/ Jeffrey D. Pribor
Jeffrey D. Pribor, attorney in fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 29, 2010.

GENERAL MARITIME SUBSIDIARY CORPORATION

By:	/s/ Jeffrey D. Pribor
Jeffrey D. Pribor, President

SIGNATURES

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Jeffrey D. Pribor	President and Director	June 29, 2010
Jeffrey D. Pribor	(Principal Executive Officer)

*	Treasurer and Director	June 29, 2010
John C. Georgiopoulos	(Principal Financial and Accounting Officer)

* By:	/s/ Jeffrey D. Pribor
Jeffrey D. Pribor, attorney in fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 29, 2010.

GENERAL MARITIME MANAGEMENT LLC

By:	/s/ Milton H. Gonzales
Milton H. Gonzales, Manager

SIGNATURES

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

*	Manager and Commercial Director	June 29, 2010
Peter Bell	(Principal Executive Officer)

/s/ Milton H. Gonzales	Manager and Technical Director	June 29, 2010
Milton H. Gonzales	(Principal Financial and Accounting Officer)

* By:	/s/ Jeffrey D. Pribor
Jeffrey D. Pribor, attorney in fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 29, 2010.

GENERAL MARITIME MANAGEMENT (PORTUGAL) LLC

By:	/s/ Milton H. Gonzales
Milton H. Gonzales, Manager

SIGNATURES

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Milton H. Gonzales	Manager	June 29, 2010
Milton H. Gonzales	(Principal Executive Officer)

*	Manager	June 29, 2010
Rui Jorge Pais Pereira	(Principal Financial and Accounting Officer)

* By:	/s/ Jeffrey D. Pribor
Jeffrey D. Pribor, attorney in fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 29, 2010.

GENERAL MARITIME MANAGEMENT (PORTUGAL)
LIMITADA

By:	/s/ Milton H. Gonzales
Milton H. Gonzales, Manager

SIGNATURES

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

*	Manager	June 29, 2010
Rui Jorge Pais Pereira	(Principal Executive Officer and Principal
Financial and Accounting Officer)

/s/ Milton H. Gonzales	Manager	June 29, 2010
Milton H. Gonzales

* By:	/s/ Jeffrey D. Pribor
Jeffrey D. Pribor, attorney in fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 29, 2010.

GENERAL MARITIME CREWING PTE. LTD.

By:	/s/ Milton H. Gonzales
Milton H. Gonzales, Director

SIGNATURES

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Milton H. Gonzales	Director	June 29, 2010
Milton H. Gonzales	(Principal Executive Officer)

/s/ James Paisley	Director	June 29, 2010
James Paisley	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Novorossiysk, Russian Federation, on June 29, 2010.

LIMITED “GENERAL MARITIME CREWING”

By:	/s/ Gennadiy Liventsov
Gennadiy Liventsov, Director

SIGNATURES

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Gennadiy Liventsov	Director	June 29, 2010
Gennadiy Liventsov	(Principal Executive Officer and Principal
Financial and Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States, has signed this registration statement in the City of New York, State of New York, on June 29, 2010.

Name	Title	Date

/s/ John C. Georgiopoulos	Executive Vice President,	June 29, 2010
John C. Georgiopoulos	General Maritime Corporation

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 29, 2010.

GMR AGAMEMNON LLC GMR AJAX LLC GMR ALEXANDRA LLC GMR ARGUS LLC GMR CHARTERING LLC GMR CONSTANTINE LLC GMR DAPHNE LLC GMR DEFIANCE LLC	GMR ELEKTRA LLC GMR GEORGE T LLC GMR GULF LLC GMR HARRIET G. LLC GMR HOPE LLC GMR HORN LLC GMR KARA G LLC GMR MINOTAUR LLC	GMR ORION LLC GMR PHOENIX LLC GMR PRINCESS LLC GMR PROGRESS LLC GMR REVENGE LLC GMR ST. NIKOLAS LLC GMR SPYRIDON LLC GMR STRENGTH LLC

By:	/s/ John C. Georigiopoulos
John C. Georgiopoulos, Manager

SIGNATURES

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ John C. Georgiopoulos	Manager	June 29, 2010
John C. Georgiopoulos	(Principal Executive Officer)

*	Manager	June 29, 2010
Brian Kerr	(Principal Financial and Accounting Officer)

* By:	/s/ Jeffrey D. Pribor
Jeffrey D. Pribor, attorney in fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 29, 2010.

ARLINGTON TANKERS LTD.

By:	/s/ Jeffrey D. Pribor
Jeffrey D. Pribor, Vice President

SIGNATURES

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s Jeffrey D. Pribor	Vice President and Director	June 29, 2010
Jeffrey D. Pribor	(Principal Executive Officer and
Principal Financial and Accounting Officer)

*	Vice President and Director	June 29, 2010
John C. Georgiopoulos

*	Director	June 29, 2010
Dr. E. Grant Gibbons

* By:	/s/ Jeffrey D. Pribor
Jeffrey D. Pribor, attorney in fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 29, 2010.

COMPANION LTD.	CONSUL LTD.
COMPATRIOT LTD.	CONTEST LTD.
CONCEPT LTD.	VISION LTD.
CONCORD LTD.	VICTORY LTD.

By:	/s/ John C. Georgiopoulos
John C. Georgiopoulos, President

SIGNATURES

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ John C. Georgiopoulos	President and Director	June 29, 2010
John C. Georgiopoulos	(Principal Executive Officer)

*	Vice President, Treasurer and Director	June 29, 2010
Brian Kerr	(Principal Financial and Accounting Officer)

* By:	/s/ Jeffrey D. Pribor
Jeffrey D. Pribor, attorney in fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 29, 2010.

GENERAL MARITIME SUBSIDIARY II CORPORATION

By:	/s/ Jeffrey D. Pribor
Jeffrey D. Pribor, Director

SIGNATURES

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Jeffrey D. Pribor	Director	June 29, 2010
Jeffrey D. Pribor	(Principal Executive Officer,
Principal Financial and Accounting Officer)

/s/ John C. Georgiopoulos	Director	June 29, 2010
John C. Georgiopoulos

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 29, 2010.

GMR ZEUS LLC

By:	/s/ John C. Georgiopoulos
John C. Georgiopoulos, Manager

SIGNATURES

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ John C. Georgiopoulos	Manager	June 29, 2010
John C. Georgiopoulos	(Principal Executive Officer)

/s/ Brian Kerr	Manager	June 29, 2010
Brian Kerr	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 29, 2010.

GMR MANIATE LLC
GMR SPARTIATE LLC
GMR ULYSSES LLC

By:	/s/ Jeffrey D. Pribor
Jeffrey D. Pribor, Authorized Person

SIGNATURES

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Jeffrey D. Pribor	Authorized Person	June 29, 2010
Jeffrey D. Pribor	(Principal Executive Officer,
Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 29, 2010.

GMR ATLAS LLC
GMR HERCULES LLC
GMR POSEIDON LLC

By:	/s/ John C. Georgiopoulos
John C. Georgiopoulos, Authorized Person

SIGNATURES

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ John C. Georgiopoulos	Authorized Person	June 29, 2010
John C. Georgiopoulos	(Principal Executive Officer,
Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1
Amended and Restated Articles of Incorporation of General Maritime Corporation (formerly Galileo Holding Corporation) (incorporated by reference to General Maritime Corporation’s Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2008).

3.2	By-Laws of General Maritime Corporation (incorporated by reference to General Maritime Corporation’s Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2008).

4.1
Indenture, dated as of November 12, 2009, by and among General Maritime Corporation, the Subsidiary Guarantors parties thereto and The Bank of New Mellon, as Trustee (incorporated by reference to General Maritime Corporation’s Report on Form 8-K filed with the Securities and Exchange Commission on November 12, 2009).

4.2
Registration Rights Agreement, dated November 12, 2009, by and among General Maritime, the Subsidiary Guarantors parties thereto and J.P. Morgan Securities Inc., Goldman, Sachs & Co., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, DnB NOR Markets, Inc., Jefferies & Company, Inc., RBS Securities Inc. and UBS Securities LLC (incorporated by reference to General Maritime Corporation’s Report on Form 8-K filed with the Securities and Exchange Commission on November 12, 2009).

4.3	Form of 12% Series A Senior Notes due 2017 (included as Exhibit A to the Indenture filed as Exhibit 4.1).

4.4	Form of 12% Series B Senior Note due 2017 (included as Exhibit B to the Indenture filed as Exhibit 4.1).

*5.1	Opinion of Kramer Levin Naftalis & Frankel LLP, U.S. counsel to General Maritime Corporation.

*5.2	Opinion of Reeder & Simpson P.C., Marshall Islands counsel to General Maritime Corporation.

*5.3	Opinion of Allen & Gledhill LLP, Singapore law counsel to General Maritime Corporation.

*5.4	Opinion of Albuquerque & Associados, Portugal counsel to General Maritime Corporation.

*5.5	Opinion of Goltsblat BLP, Russia counsel to General Maritime Corporation.

*5.6	Opinion of Conyers Dill & Pearman, Special Bermuda counsel to General Maritime Corporation.

*5.7	Opinion of George E. Henries, Esq., Liberia counsel to General Maritime Corporation.

10.1
Purchase Agreement, dated November 6, 2009, by and among General Maritime Corporation, the Subsidiary Guarantors parties thereto, and J.P. Morgan Securities Inc., as representative of the several Initial Purchasers named in Schedule I thereto (incorporated by reference to General Maritime Corporation’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2010).

**12.1	Calculation of Ratio of Earnings to Fixed Charges.

*23.1	Consent of Kramer Levin Naftalis & Frankel LLP (contained in Exhibit 5.1).

*23.2	Consent of Reeder & Simpson P.C. (contained in Exhibit 5.2).

*23.3	Consent of Allen & Gledhill LLP (contained in Exhibit 5.3).

Exhibit Number	Description of Exhibit
*23.4	Consent of Albuquerque & Associados (contained in Exhibit 5.4).

*23.5	Consent of Goltsblat BLP (contained in Exhibit 5.5).

*23.6	Consent of Conyers Dill & Pearman (contained in Exhibit 5.6).

*23.7	Consent of George E. Henries, Esq. (contained in Exhibit 5.7).

**23.8	Consent of Deloitte & Touche, LLP.

**24.1	Power of Attorney of Peter C. Georgiopoulos.

**24.2	Power of Attorney of John P. Tavlarios.

**24.3	Power of Attorney of Jeffrey D. Pribor.

**24.4	Power of Attorney of William J. Crabtree.

**24.5	Power of Attorney of Dr. E. Grant Gibbons.

**24.6	Power of Attorney of Rex W. Harrington.

**24.7	Power of Attorney of George J. Konomos.

**24.8	Power of Attorney of Peter S. Shaerf.

**24.9	Power of Attorney of John C. Georgiopoulos.

**24.10	Power of Attorney of Peter Bell.

**24.11	Power of Attorney of Milton H. Gonzales.

**24.12	Power of Attorney of Brian Kerr.

**24.13	Power of Attorney of Gennadiy V. Liventsov.

**24.14	Power of Attorney of Rui Jorge Pais Pereira (General Maritime Management (Portugal), LLC).

**24.15	Power of Attorney of Rui Jorge Pais Pereira (General Maritime Management (Portugal), LDA).

**25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon.

**99.1	Form of Letter of Transmittal relating to the 12% Series A Senior Notes due 2017.

**99.2	Form of Letter to DTC Participants Regarding the Exchange Offer.

**99.3	Form of Letter to Beneficial Holders Regarding the Exchange Offer.

**99.4	Form of Instructions to DTC Participant from Beneficial Owner.

**99.5	Form of Exchange Agent Agreement.
_____________
* Filed herewith.

** Previously filed.